UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities and Exchange Act 1934



Date of Report:  January 23, 1998

                            INTEGRAMED AMERICA, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State of other jurisdiction of incorporation)


   0-20260 and 1-11440                                     06-1150326
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(Commission File Numbers)                      (IRS Employer Identification No.)


One Manhattanville Road, Purchase, NY                           10577
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone no. including area code: (914) 253-8000

5.  Other Events.

    On January 23, 1998, IntegraMed America, Inc. (the "Company") entered into an Investment Agreement with Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund, L.P. ("Morgan Stanley") pursuant to which the Company sold to Morgan Stanley for a total purchase price of $5,500,000 an aggregate of 3,235,294 shares of its Common Stock, $.01 par value per share ("Common Stock") and warrants expiring January 23, 2002 to purchase 240,000 shares of Common Stock, at an exercise price of $.01 per share (the "Warrants"). Morgan Stanley was granted registration rights with respect to the shares of Common Stock sold pursuant to the Investment Agreement and the shares of Common Stock issuable upon exercise of the Warrants. Morgan Stanley also has the right to designate nominees for election to the Company's Board of Directors based on its proportionate voting interest in the Company. In addition, Morgan Stanley is required to vote all of its voting securities for nominees to the Company's Board of Directors who have been recommended by the Company's Board of Directors.

    In addition, the Company entered into a letter of intent with respect to the purchase by the Company of Shady Grove Fertility Centers, Inc. and a long term management agreement with its shareholders.

    Reference is made to the press release of the Registrant dated January 26, 1998 filed as exhibit 99.1 hereto and incorporated by reference herein.




       Exhibit No.                  Description of Exhibit
       -----------                  ----------------------
           4.6      Warrant issued to Morgan Stanley Venture Partners III, L.P.

           4.7      Warrant issued to Morgan Stanley Venture Partners III, L.P.

           4.8 Warrant issued to The Morgan Stanley Venture Partners Entrepreneur Fund, L.P.

          10.92 Investment Agreement between Registrant and Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and the Morgan Stanley Venture Partners Entrepreneur Fund, L.P., including exhibits thereto.

          99.1      Press Release of Registrant dated January 26, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              INTEGRAMED AMERICA, INC.
                                              (Registrant)




Date:    February 12, 1998                    By:  /s/ Dwight P. Ryan
                                                   ------------------
                                                   Dwight P. Ryan
                                                   Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)